                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): December 14, 1999

                      PEDIATRIC SERVICES OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-23946                   58-1873345
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
of Incorporation)                                            Identification No.)



                            310 Technology Parkway
                         Norcross, Georgia 30092-2929
             (Address of Principal Executive Offices)  (Zip Code)



                                (770) 441-1580
             (Registrant's telephone number, including area code)

Item 5.   Other Events

     See the press release attached hereto as Exhibit 99.1 announcing the setting of a meeting date and a record date for the Pediatric Services of America, Inc. 2000 Annual Meeting of Stockholders.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(c)  Exhibits.


Exhibit
Number                   Description
------                   -----------

99.1 Press Release, dated December 14, 1999, filed herewith.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PEDIATRIC SERVICES OF AMERICA, INC.
                                   (Registrant)



                                  /s/ James M. McNeill
                                 ---------------------------------------------
                                 James M. McNeill
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Date: December 14, 1999

                                 EXHIBIT INDEX

     The following exhibits are filed with this report. The Registrant will furnish any exhibit upon request to Pediatric Services of America, Inc., 310 Technology Parkway, Norcross, Georgia 30092. There is a charge of $.50 per page to cover expenses for copying and mailing.

Exhibit No.              Description
----------               -----------

 99.1                Press Release dated December 14, 1999